                                                                     EXHIBIT 4.1
                          NATIONAL MERCANTILE BANCORP


SUBSCRIPTION RIGHT CERTIFICATE NO. __________


     THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED __________, 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM KISSEL-BLAKE INC. (THE "INFORMATION AGENT") AND U.S. STOCK TRANSFER CORPORATION (THE "SUBSCRIPTION AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PROSPECTUS.

     THIS SUBSCRIPTION RIGHT CERTIFICATE (THE "SUBSCRIPTION RIGHT CERTIFICATE") OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., CALIFORNIA TIME, ON __________, 1997, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., CALIFORNIA TIME, ON __________, 1997 (IN EITHER CASE, THE "EXPIRATION TIME").

     The Rights represented by this Subscription Right Certificate, in whole or in part, may be (A) exercised by duly completing Form 1 and (B) exercised through a bank or broker, by duly completing Form 2. Before exercising Rights, Rights Holders are urged to read carefully and in their entirety the Prospectus and Instructions as to use of Subscription Right Certificates (the "Instructions"), additional copies of which are available from the Information Agent and the Subscription Agent. IMPORTANT: COMPLETE THE APPROPRIATE FORM AND, IF APPLICABLE, DELIVERY INSTRUCTIONS, AND SIGN ON REVERSE SIDE.

SUBSCRIPTION PRICE:  $[1.10] PER SHARE               [INSERT NUMBER OF RIGHTS]
                                                         RIGHTS TO PURCHASE
                                                         PREFERRED STOCK OF
[Name and Address of Registered Holder]              NATIONAL MERCANTILE BANCORP

     The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for and purchase from the Company, at the Subscription Price, 1.624 shares pursuant to the Basic Subscription Privilege ("Underlying Preferred Shares"), and 0.376 shares pursuant to the Oversubscription Privilege ("Excess Underlying Preferred Shares") if the Basic Subscription Privilege is exercised in full, of the Company's Preferred Stock, $10.00 stated value (the "Preferred Stock"), for each Right evidenced hereby upon the terms and subject to the conditions set forth in the Prospectus and the Instructions. Underlying Preferred Shares subscribed for pursuant to the Basic Subscription Privilege shall be delivered as soon as practicable after receipt by the Subscription Agent of this Subscription Right Certificate, duly completed, and of payment of the applicable Subscription Price. Excess Underlying Preferred Shares subscribed for pursuant to the Oversubscription Privilege shall be delivered as soon as practicable after the Expiration Time and after all prorations and reductions contemplated by the terms of the Rights Offering have been affected.

By:                                      By:
   -----------------------------------      ------------------------------------
     Scott A. Montgomery                      Joseph W. Kiley III
     Executive Vice President                 Chief Financial Officer

     THIS SUBSCRIPTION RIGHT CERTIFICATE IS NONTRANSFERABLE.

     RIGHTS HOLDERS SHOULD BE AWARE IF THEY CHOOSE TO EXERCISE LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW SUBSCRIPTION RIGHT CERTIFICATE MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE OR TRANSFER THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF SUBSCRIPTION RIGHT CERTIFICATES ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

             AN EXERCISE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE

Countersigned and registered:
U.S. Stock Transfer Corporation
Glendale, CA
Subscription Agent


By
  ---------------------------------
  Authorized Signature

              IMPORTANT:  PLEASE PRINT ALL INSTRUCTIONS CAREFULLY

FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Preferred Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(a) Number of shares subscribed for pursuant to the Basic
    Subscription Privilege:                                  (a)_____________

(b) Number of shares subscribed for pursuant to the
    Oversubscription Privilege/1/:                           (b)_____________

(c) Total shares (sum of lines (a) and (b)):                 (c)_____________

(d) Total Subscription Price (total number of shares
    subscribed for pursuant to both the Basic Subscription
    Privilege and the Oversubscription Privilege
    multiplied by the Subscription Price of $[1.10]/2/):     (d)_____________

--------------------------
/1/ To exercise the Oversubscription Privilege, the undersigned must exercise in full the Basic Subscription Privilege.

/2/ If the aggregate Subscription Price paid by an exercising Rights Holder is insufficient to purchase the number of Underlying Preferred Shares that such holder indicates are being subscribed for, or if an exercising Rights Holder does not specify the number of Underlying Preferred Shares to be purchased, then such Rights Holder will be deemed to have exercised first the Basic Subscription Privilege in full and second the Oversubscription Privilege to purchase Underlying Preferred Shares or Excess Underlying Preferred Shares, as the case may be, to the full extent of the payment rendered (subject to proration under certain circumstances as described in the Prospectus). If the aggregate Subscription Price paid by an exercising Rights Holder exceeds the amount necessary to purchase the number of Underlying Preferred Shares and Excess Underlying Preferred Shares for which the Rights Holder has indicated an intention to subscribe, then the Rights Holder will be deemed to have exercised first, the Basic Subscription Privilege (if not already fully exercised) and second, the Oversubscription Privilege to the full extent of the excess payment tendered.

(e)  METHOD OF PAYMENT
     (CHECK AND COMPLETE APPROPRIATE BOX(ES))
     [_] Check or money order in the amount of $________ payable to U.S. Stock Transfer Corporation, Subscription Agent.

     [_] Wire transfer in the amount of $_________ directed to First Professional Bank NA ABA no. 122239335, Account no. 004-082578, National Mercantile Bancorp Account. Indicate name of institution transferring funds and name of registered owner:

(f) IF LESS THAN ALL RIGHTS ARE EXERCISED
    If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Right Certificate:
    [_] Deliver to the undersigned a new Subscription Right Certificate evidencing the remaining Rights to which the undersigned is entitled.

    If the instructions of the Rights Holder are inconsistent or are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such Rights Holder will be delivered a new Subscription Right Certificate evidencing the remaining Rights to which such Rights Holder is entitled.

(g) NOTICE OF GUARANTEED DELIVERY
    [_] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING,

         Name(s) of Registered Owner(s)
                                       -----------------------------------------
         Window Ticket Number (if any)
                                       -----------------------------------------
         Date of Execution of Notice of
           Guaranteed Delivery
                               -------------------------------------------------
         Name of Eligible Institution
           which Guaranteed Delivery
                                     -------------------------------------------
         Telephone Number
                         -------------------------------------------------------

FORM 2 - TO EXERCISE RIGHTS THROUGH YOUR BANK OR BROKER: For value received, ________ Rights represented by this Subscription Right Certificate are hereby assigned to (please print name and address and tax identification or social security number of transferee in full):

  Name:
        ------------------------------------------------------------------------
                                 (Please Print)
  Address
          ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                               (Include Zip Code)

  Tax Identification or Social Security Number
                                              ----------------------------------
  [_] Deliver to the undersigned a new Subscription Right Certificate evidencing remaining Rights to which the undersigned is entitled.

FORM 3 - SPECIAL PAYMENT ISSUANCE OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check and certificates for Preferred Stock to the undersigned at the address appearing on the face of this Subscription Right Certificate.

SPECIAL PAYMENT INSTRUCTIONS (See paragraph 3 of the Instructions) To be completed ONLY if the check evidencing a cash payment is to be made payable to someone other than the registered holder.

Issue and mail to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Tax Identification or Social Security Number
                                            ------------------------------------
SPECIAL DELIVERY INSTRUCTIONS (See paragraph 3 of the Instructions)

To be completed ONLY if the check evidencing a cash payment is to be sent to someone other than the registered holder or to an address other than that appearing on the face of this Subscription Right Certificate.

Mail and deliver check for Preferred Stock to:

Name
    ----------------------------------------------------------------------------
                                 (Please Print)
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)



                                   IMPORTANT:
                            RIGHTS HOLDERS SIGN HERE
                      AND, IF RIGHTS ARE BEING EXERCISED,
                     COMPLETE ATTACHED SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
                     (Signature(s) of Registered Holder(s))

                       Dated:  ____________________, 1997

Must be signed by the registered holder(s) as name(s) appear(s) on this Subscription Right Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See the Instructions.

Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code
and Telephone Number
                    ------------------------------------------------------------
                                     (Home)

--------------------------------------------------------------------------------
                                   (Business)

Tax Identification or Social Security Number
                                            ------------------------------------


                             GUARANTEE OF SIGNATURE
                  NOTE:  SEE PARAGRAPH 6 OF THE INSTRUCTIONS.

Authorized Signature
                     -----------------------------------------------------------
Name
    ----------------------------------------------------------------------------
                                 (Please Print)
Title
      --------------------------------------------------------------------------
Name of Firm
             -------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)
Area Code
and Telephone Number
                    ------------------------------------------------------------
Dated:             , 1993
      -------------
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
                 PAYER'S NAME: U.S. STOCK TRANSFER CORPORATION
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
                                  Part I:  PLEASE PROVIDE YOUR TIN AND CERTIFY BY             ----------------------------
SUBSTITUTE                                 SIGNING AND DATING BELOW.                          ----------------------------
FORM W-9                                                                                         Social Security Number
                                                                                              OR Employer Identification No.
PAYER'S REQUEST FOR TAXPAYER      ----------------------------------------------------------------------------------------------
 IDENTIFICATION NUMBER (TIN)      Part 2:  For Payees NOT subject to backup withholding under the provisions of section
----------------------------      3406(a)(1)(C) of the Internal Revenue Code, see the enclosed Guidelines for Certification of
                                  Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                                  ----------------------------------------------------------------------------------------------
                                  Part 3:  Awaiting TIN     [_]
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION.  Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification
Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the
IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the
IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9.)
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Signature                                                                        Date
         ---------------------------------------------------------------------        -------------------------------------------
Name
    -----------------------------------------------------------------------------------------------------------------------------
                                                         (Please Print)
Address
        ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                        (Include Zip Code)
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